Exhibit 99.17(a)

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER REGISTRATION FIELD

ABERDEEN INVESTMENT FUNDS

Aberdeen International Sustainable Leaders Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER [23], 2021

The undersigned hereby appoints Alan Goodson, Megan Kennedy, Andrew Kim and Lucia Sitar as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of Aberdeen International Sustainable Leaders Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [10:00 a.m., Eastern Time] on September [23], 2021, in a virtual meeting format and at any adjournment(s) or postponement(s) thereof, as fully as the undersigned would be entitled to vote if personally present. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September [23], 2021, and the Proxy Statement for this meeting are available at: [proxyonline.com/docs/aberdeengsof.pdf]

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD

ABERDEEN INVESTMENT FUNDS

Aberdeen International Sustainable Leaders Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

	FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization that contemplates the reorganization of Aberdeen International Sustainable Leaders Fund (the “Target Fund”) into Aberdeen International Sustainable Leaders Fund, a series of Aberdeen Funds, a Delaware statutory trust (the “Acquiring Fund”), and provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER REGISTRATION FIELD

ABERDEEN INVESTMENT FUNDS

Aberdeen Global Equity Impact Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER [23], 2021

The undersigned hereby appoints Alan Goodson, Megan Kennedy, Andrew Kim and Lucia Sitar as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of Aberdeen Global Equity Impact Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [10:00 a.m., Eastern Time] on September [23], 2021, in a virtual meeting format and at any adjournment(s) or postponement(s) thereof, as fully as the undersigned would be entitled to vote if personally present. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September [23], 2021, and the Proxy Statement for this meeting are available at: [proxyonline.com/docs/aberdeengsof.pdf]

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD

ABERDEEN INVESTMENT FUNDS

Aberdeen Global Equity Impact Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization that contemplates the reorganization of Aberdeen Global Equity Impact Fund (the “Target Fund”) into Aberdeen Global Equity Impact Fund, a series of Aberdeen Funds, a Delaware statutory trust (the “Acquiring Fund”), and provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER REGISTRATION FIELD

ABERDEEN INVESTMENT FUNDS

Aberdeen Global High Income Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER [23], 2021

The undersigned hereby appoints Alan Goodson, Megan Kennedy, Andrew Kim and Lucia Sitar as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of Aberdeen Global High Income Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [10:00 a.m., Eastern Time] on September [23], 2021, in a virtual meeting format and at any adjournment(s) or postponement(s) thereof, as fully as the undersigned would be entitled to vote if personally present. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September [23], 2021, and the Proxy Statement for this meeting are available at: [proxyonline.com/docs/aberdeengsof.pdf]

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD

ABERDEEN INVESTMENT FUNDS

Aberdeen Global High Income Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization that contemplates the reorganization of Aberdeen Global High Income Fund (the “Target Fund”) into Aberdeen Global High Income Fund, a series of Aberdeen Funds, a Delaware statutory trust (the “Acquiring Fund”), and provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]